Managed Portfolio Series

Ecofin Digital Payments Infrastructure Fund

Supplement dated November 14, 2022, to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”),
each dated March 31, 2022, as amended

Based upon a recommendation by Tortoise Index Solutions, LLC, doing business as TIS Advisors (the “Adviser”), the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) has approved a plan of liquidation for the Ecofin Digital Payments Infrastructure Fund (the “Fund”), a series of the Trust, pursuant to which the Fund will be liquidated immediately after the close of business on November 29, 2022 (the “Liquidation” or the “Liquidation Date”). The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of its shareholders.

Effective immediately, the Adviser may begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.

The last day of trading in the Fund on the NYSE Arca, Inc. Exchange (the “Exchange”) will be November 28, 2022 and the Fund will no longer accept orders for new creation units after the close of business on this date. Trading in shares of the Fund on the Exchange will be halted prior to market open on the Liquidation Date and the shares will be subsequently delisted. Prior to the Liquidation Date, shareholders may sell their holdings of the Fund on the Exchange and customary brokerage charges may apply to such transactions.

Prior to the Liquidation Date, the Fund may declare one or more dividends to all holders of record as of a date or dates to be determined. Prior notice of such additional dividends will be posted to the following website: https://etp.ecofininvest.com.

If you take no action prior to the Liquidation Date, your shares will be automatically redeemed on the Liquidation Date. Remaining shareholders as of the Liquidation Date will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding. For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).

If the redeemed shares are held in a qualified retirement account such as an individual retirement account, the redemption proceeds may not be subject to current income taxation. Shareholders are urged to consult their tax advisor regarding specific questions as to federal, state and local income taxes in connection with the Liquidation. Liquidation distributions will be processed for all remaining shareholders of record on the Liquidation Date, subject to their broker’s processes.

For additional information, please call 844-874-6339.

Please retain this supplement for future reference.